U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 26, 2003



                          TRANSAX INTERNATIONAL LIMITED
                  formerly known as "Vega-Atlantic Corporation"
        (Exact name of small business issuer as specified in its charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter



         00-27845                                     84-1304106
(Commission file number)                  (I.R.S. Employer Identification No.)



                                7545 Irvine Center Drive
                                   Suite 200
                            Irvine, California 92618
                    (Address of Principal Executive Offices)

                                 (949) 623-8316
                           (Issuer's telephone number)


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Items 1 through 6 not applicable.

Item 8. Change in Fiscal Year

         On September 22, 2003, the Board of Directors of Transax International Limited, a Colorado corporation (the "Company"), approved a change in fiscal year end of the Company from March 31st to a calendar year-end of December 31st. The Board of Directors' decision to change the fiscal year end was based upon consummation of the merger between Transax Limited and Vega-Atlantic Corporation and the resulting continuation of the corporate entity Trasax Limited, which has a calendar fiscal year end.

         The date of the Company's fiscal year end is December 31, 2003. Therefore, the Company's quarterly report on Form 10-QSB for the quarterly period ended September 30, 2003 will cover such transition period and be for a nine-month period ended September 30, 2003.

Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information

                  Not applicable.

         (c) Exhibits.

                  Not applicable.




                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          TRANSAX INTERNATIONAL LIMITED

                           By: /s/STEPHEN WALTERS
                              ------------------------------
                              Stephen Walters, President and
                              Chief Executive Officer